UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 11, 2005

INTERGRAPH CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-9722	63-0573222

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Madison Industrial Park IW 2000, Huntsville, AL	35894-0001

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (256) 730-2000

N/A

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EX-99.1 INVESTOR PRESENTATION MATERIALS

Item 7.01. Regulation FD Disclosure.

     Exhibit 99.1 is a copy of the slide presentation to be used in connection with investor presentations. This information is being furnished pursuant to Item 7.01 of this Current Report on Form 8-K, and the information contained in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under Section 18. Furthermore, the information contained in Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of Intergraph Corporation under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

Exhibits

99.1     Presentation materials for investor presentation

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERGRAPH CORPORATION
By:	/s/ Larry J. Laster
	Name:	Larry J. Laster
	Title:	Executive Vice President and Chief Financial Officer

Date: January 11, 2005

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